UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 7, 2023

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Gentex Corporation (the “Company”) has been responding to an investigation by the staff of the Division of Enforcement of the Securities and Exchange Commission (the “SEC”) regarding certain accounting determinations that could have impacted the Company’s reported earnings per share for certain prior quarterly periods.

On February 7, 2023, the SEC announced that it has accepted an Offer of Settlement submitted by the Company and its current Chief Financial Officer Kevin Nash. Under the settlement, without admitting or denying the SEC’s findings in this matter, the Company and Nash have consented to the entry of an administrative civil cease-and-desist order by the SEC (the “Order”) with respect to certain violations of the federal securities laws in the third quarter of 2015 through the second quarter of 2018 (the “Relevant Period”). The Company has agreed to pay a civil monetary penalty of $4.0 million, which was fully accrued by the Company in the second and third quarters of 2022. Nash has agreed to pay a civil monetary penalty of $75,000.

The Order states that, during the Relevant Period, the Company had deficiencies in its accounting for its employee bonus compensation programs, and failed to maintain accurate books and records and sufficient internal accounting controls, in violation of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 and Rules 13a-11, 13a-13, 13a-15, and 12b-20 thereunder. The Order further states that, during the Relevant Period and while serving as Chief Accounting Officer, Nash did not sufficiently document the bases for certain accounting entries, in violation of Section 13(b)(5) of the Exchange Act and Rule 13b2-1 thereunder, and causing the Company’s violations of Exchange Act Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B), and Rules 13a-11, 13a-13, 13a-15, and 12b-20 thereunder.

The resolution of this matter does not involve a restatement of the Company’s previously filed financial statements.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2023

GENTEX CORPORATION
(Registrant)

By    /s/ Scott P. Ryan
                                Scott P. Ryan
Vice President, General Counsel, and
Corporate Secretary